SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                   FORM 8-K/A
                                  Amendment #1

                                 CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                       Date of Report - February 12, 2004
                       (Date of earliest event reported)

                          METROLOGIC INSTRUMENTS, INC.
             (Exact name of Registrant as specified in its charter)



               New Jersey                0-24172             22-1866172
        (State of incorporation) (Commission file number) (IRS employer identification number)

                  90 Coles Road, Blackwood, New Jersey, 08012
               (Address of principal executive offices, zip code)

                            Area Code (856) 228-8100
                               (Telephone number)


This filing on Form 8-K/A amends the Form 8-K filed by Metrologic Instruments, Inc. on February 12, 2004.

Item 12.  Results of Operation and Financial Condition


     The purpose of this amendment is to correct certain information in the Company's Supplemental Sales Data which was filed as part of its fourth quarter and year ended December 31, 2003 earnings release. The corrected Supplemental Sales Data is attached hereto as Exhibit 99.1 and is incorporated by reference herein.




Item 7.   Financial Statements and Exhibits.

          (c)      Exhibits

          99.1     Corrected Supplemental Sales Data.

                                   SIGNATURES

                  Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 17, 2003                    Metrologic Instruments, Inc.


                                             By:      /s/ Kevin J. Bratton
                                             -----------------------------
                                                      Kevin J. Bratton
                                                   Chief Financial Officer






                          METROLOGIC INSTRUMENTS, INC.
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit
No. Page


99.1           Corrected Supplemental Sales Data.                          3

EXHIBIT 99.1

                            Supplemental Sales Data

                        Three Months Ended           Twelve Months Ended
                            December 31,                  December 31,
                                     %     %                        %      %
                   2003    2002    Total Growth    2003     2002  Total  Growth
                 ------- -------  ------ ------  -------  ------- ------  -----
By Geography
North America:
POS/OEM          $ 7,898  $7,800   18.9%   1.3%  $32,291  $27,366  23.4%  18.0%
AOA                7,867   5,644   18.9%  39.4%   24,574   27,081  17.8%  (9.3%)

EMEA              17,793  13,133   42.7%  35.5%   57,449   42,941  41.6%  33.8%
Asia/ROW           5,415   3,345   13.0%  61.9%   15,532   12,058  11.3%  28.8%
South America      2,729   1,708    6.5%  59.8%    8,165    6,360   5.9%  28.4%
                 ------- -------  ------        -------- -------- ------
                 $41,702 $31,630  100.0%  31.8% $138,011 $115,806 100.0%  19.2%
By Business
   Segment
POS/OEM           34,143  25,524   81.9%  33.8%  112,399   87,487  81.5%  28.5%
Industrial
  Scanning         3,404   4,211    8.2% (19.2%)  13,958   11,942  10.1%  16.9%
Advanced
  Optical
  Systems          4,155   1,895   10.0% 119.3%   11,654   16,377   8.4% (28.8%)
                 ------- -------  ------        -------- -------- ------
                 $41,702 $31,630  100.0%  31.8% $138,011 $115,806 100.0%  19.2%

POS/OEM:
New Products
Introduced
  in 2003            694       -    2.0%     NA    1,124        -   1.0%    NA
Introduced
  2000-2002       22,110  17,672   64.8%  25.1%   72,516   50,483  64.5%  43.6%
Introduced
  prior to
  2000            11,339   7,852   33.2%  44.4%   38,759   37,004  34.5%   4.7%
                 ------- -------  ------        --------  ------- ------
                 $34,143 $25,524  100.0%  33.8% $112,399 $ 87,487 100.0%  28.5%